December 19, 2002

                DREYFUS PREMIER LIMITED TERM HIGH INCOME FUND

                   Supplement to Prospectus dated May 1, 2002



      At a special meeting of shareholders held on December 18, 2002, fund shareholders approved changing the fund's investment objective effective January 20, 2003. Accordingly, as of January 20, 2003, the following information supplements and supersedes any contrary information contained in the section of the fund's prospectus entitled "Goal/Approach."

      The fund seeks to maximize total return, consisting of capital appreciation and current income.